                               D O D G E & C O X

                                 Balanced Fund



                                  Dodge & Cox
                              Investment Managers
                                  35th Floor
                              One Sansome Street
                                 San Francisco
                               California 94104
                                (415) 981-1710
                            For Fund literature and
                           information, please call:
                                (800) 621-3979
--------------------------------------------------------------------------------
     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by an effective prospectus.

Printed on recycled paper.


                               D O D G E & C O X

                                 Balanced Fund
                               Established 1931



                              Semi-Annual Report
                                 June 30, 1997



                                     1997

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund

To Our Shareholders
--------------------------------------------------------------------------------
During the second quarter, the Dodge & Cox Balanced Fund achieved a total return of 11.0%. This result compares with total returns of 17.4% for the Standard & Poor's 500 Index (S&P 500) of common stocks and 3.7% for the Lehman Brothers Aggregate Bond Index (LBAG) for the same period. For the first half of 1997, the Fund returned 12.2%, compared to 20.6% for the S&P 500 and 3.1% for the LBAG. Average annual returns for longer time periods are listed on page three of this report.

--------------------------------------------------------------------------------
Mutual Fund Management at Dodge & Cox

Dodge & Cox began managing its first mutual fund in 1931, decades before the explosive growth of the fund business experienced during the last ten years. Our Balanced Fund has one of the longest track records in the industry--over sixty five years. We introduced the Stock Fund in 1965 and, more recently, the Income Fund in 1989.

Our business approach in mutual funds remains quite simple. We maintain low operating expenses and focus on what we do best--independent fundamental research and prudent investment of equity and fixed income assets with a long-term time horizon. We purposely do not offer a multitude of services or niche funds. We believe that our consistent investment philosophy and proven results will appeal to a variety of investors.
--------------------------------------------------------------------------------

As of June 30, the Balanced Fund's total net assets were $4.7 billion. The Fund's asset allocation did not change materially during the quarter and stood at approximately 57% invested in common stocks, 39% in fixed income securities and 4% in cash equivalents.

Performance Overview

The equity portion of the Fund provided a strong total return during the first half of 1997, but narrowly lagged the total return of the S&P 500. Holdings which performed well relative to the market in the quarter included the Fund's investments in finance, electronics/computer, consumer products (nondurables) and capital equipment stocks. Weak relative performers during the quarter included a number of the Fund's holdings in the electric/gas utilities and energy sectors.

The total return of the fixed income portion of the fund was essentially equal to the total return of the LBAG in the first six months of 1997. The positive benefits of the Fund's higher yield relative to the LBAG was offset by the negative impact of a widening of yield premiums in the bank and finance areas of the corporate sector, which is an area of emphasis in the portfolio.

Equity Strategy: High Valuations in the S&P 500

At year end we closed our letter with a word of caution that the high stock returns of the recent past were unlikely to be repeated. With the ink barely dry, the equity markets posted a strong advance during the first half of 1997. Humility is important in the investment business. As we consider the potential for investment returns going forward, however, our caution flag continues to wave.

Attractive values in equities are harder to find. The S&P 500, a broad-based, unmanaged measure of common stocks, currently sells at over 20 times the last 12 months' earnings, which is a historically high level. A subset of the companies in the index, primarily those with the largest market capitalizations, are at extremely high valuations, in our opinion. The market values of these companies compared to their revenues are near historic highs. Consequently, their stock prices incorporate expectations of continued rapid revenue growth and sustained high profitability. Perhaps their strong performance will continue. However, we believe that, given their current valuations, these companies will have to experience extraordinary growth in order to produce even a modest return for their investors. We have chosen not to invest in these high valuation companies, such as Intel, Microsoft, Coca Cola, and many of the large pharmaceutical companies whose prices reflect their past success. Consequently, your equity portfolio has begun to diverge further from the
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund

--------------------------------------------------------------------------------

S&P 500 over the past year and a half. So far in 1997, the returns of these high valuation, large capitalization companies have been a major factor in the strong S&P 500 returns, and our decision not to invest in these companies has caused our investment performance to lag the S&P 500 over this short time period. We have chosen to look elsewhere for value. An area we have increased our holdings is the electric/gas utilities sector.

The electric/gas utilities sector's investment performance in the past year and a half has trailed the S&P 500 by a wide margin. Today, dividend yields in electric utilities are high compared to the general market. As these companies adjust to the realities of competition in electric power generation, we believe they represent an attractive area in which to look for investment value.

Slowing Economy and Lower Inflation Lead to a Drop in Interest Rates

Bond yields dropped this quarter on the heels of economic news that showed the economy was slowing considerably from its rapid first quarter pace. Inflation news has also been positive for bondholders. In June, the Producer Price Index, a measure of price changes at the producer level, declined for the sixth consecutive month. Similarly, the Consumer Price Index continues to show restrained price increases at the consumer level. Finally, the Federal Reserve Board left short-term interest rates unchanged at its May 20 meeting. This had the effect of reinforcing the growing market consensus of a slowing, and potentially less inflationary, economy.

This quarter's interest rate decline retraced most of the first quarter's rise in rates. Both short and intermediate Treasury note rates fell between 35 and 40 basis points (one basis point equals 1/100 of one percent), while the 30-year Treasury bond yield declined by approximately 30 basis points to 6.8% at June
30. Nevertheless, these rates remain above their corresponding levels at the beginning of this year.

Asset Allocation

The performance of the equity and fixed income markets has been markedly different over the recent past, as equities have significantly outperformed fixed income securities. This performance difference has a meaningful impact on asset allocation; higher returns in equities will cause the percentage of assets in equities to rise, relative to bonds. We have maintained the allocation to equities at approximately 57% of total assets this year, based on our assessment of the long-term return outlook for the equity and fixed income markets. To accomplish this, 70% of the Fund's net cash flow during the first half of 1997 has been invested in fixed income securities, compared to 30% in equities.

Closing Note

The prospects for U.S. and worldwide economic growth and low inflation remain bright. Although stock prices in many areas are quite high, we are always looking for attractive investments. Our primary focus as managers will continue to be the utilization of two Dodge & Cox hallmarks: fundamental research and individual security selection. Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

                                       For the Board of Trustees,

                                       /s/  Harry R. Hagey

July 31, 1997                          Harry R. Hagey, Chairman

================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


Objective  The Fund's objectives are to provide shareholders with regular income, conservation of principal and an opportunity for long-term growth of principal and income.

Strategy The Fund seeks to achieve these objectives by remaining fully invested in a diversified portfolio of stocks and bonds.

           Stocks: The Fund invests in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The Fund will hold no more than 75% of its total assets in stocks.

           Bonds: Dodge & Cox constructs a diversified portfolio of high-quality bonds, while striving to maintain the fixed income yield higher than that of the broad bond market. Fixed income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.


20 Years of Investment Performance                         through June 30, 1997
--------------------------------------------------------------------------------
         Comparison of change in value of a $10,000 investment in the Dodge &
         Cox Balanced Fund, the S&P 500 Index, the LBAG Index, and a Combined
         Index (a blend of the S&P 500 (60%) and the LBAG (40%) Indices)

                           [LINE GRAPH APPEARS HERE]

                                                       DODGE
                                                       & COX
                 S&P 500        LBAG      COMBINED    BALANCED
                  INDEX        INDEX       INDEX        FUND
                 --------     --------    --------    --------

 7/1/77          $ 10,000     $ 10,000    $ 10,000    $ 10,000
6/30/78             9,999       10,093      10,056       9,980
6/30/79            11,374       10,884      11,217      11,423
6/30/80            13,319       11,297      12,566      12,738
6/30/81            16,041       10,716      13,805      14,255
6/30/82            14,166       12,145      13,492      13,924
6/30/83            22,839       15,818      20,020      20,122
6/30/84            21,777       16,066      19,586      19,374
6/30/85            28,528       20,881      25,633      25,021
6/30/86            38,760       25,059      33,196      33,043
6/30/87            48,514       26,440      38,953      39,884
6/30/88            45,170       28,572      38,951      39,794
6/30/89            54,438       32,063      45,659      45,498
6/30/90            63,412       34,579      51,674      51,387
6/30/91            68,098       38,277      56,313      55,622
6/30/92            77,236       43,657      64,117      63,084
6/30/93            87,755       48,802      72,409      74,571
6/30/94            88,991       48,161      72,665      76,813
6/30/95           112,178       54,203      87,575      92,544
6/30/96           141,338       56,918     102,646     107,074
6/30/97           190,334       61,563     126,876     130,903


Average annual total return for periods ended June 30, 1997            1 Year   5 Years   10 Years   20 Years
--------------------------------------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                                               22.27%    15.71%     12.62%     13.72%
Combined Index                                                          23.61     14.64      12.54      13.55
S&P 500 Index                                                           34.67     19.77      14.65      15.87
Lehman Brothers Aggregate Bond Index                                     8.16      7.12       8.82       9.51

The chart covers the period from July 1, 1977 to June 30, 1997. It compares a $10,000 investment made in the Dodge & Cox Balanced Fund to $10,000 investments made in the Standard & Poor's 500 Stock (S&P 500) Index, the Lehman Brothers Aggregate Bond (LBAG) Index and a Combined Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad-based, unmanaged measure of common stocks. The LBAG Index is a broad-based, unmanaged measure of investment-grade corporate and U.S. Government fixed income securities. The Combined Index reflects an unmanaged portfolio of 60% of the S&P 500 Index and 40% of the LBAG Index. The Fund may, however, invest up to 75% of its total assets in stocks. Index returns include dividends and/or interest income, and unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


Fund Information                                                   June 30, 1997
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $65.78
Total Net Assets (millions)                                              $4,710
1996 Expense Ratio                                                        0.56%
1996 Portfolio Turnover                                                     17%
Quarterly Distribution to Shareholders of Record
 6/25/97 (per share):                                            $0.53 Dividend
Fund Inception Date                                                        1931

Investment Manager: Dodge & Cox, San Francisco. Managed by a ten member committee, with members' average tenure at Dodge & Cox of 18 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Bonds                                                                    38.5%
Stocks                                                                   57.5%
Short-Term Investments                                                    4.0%

Stock Portfolio (57.5% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                             76
Median Market Capitalization                                      $10.0 billion
Price to Earnings Ratio (trailing twelve mos.)                            20.2x
Price to Book Value (trailing twelve mos.)                                 3.0x
Foreign Stocks* (as percentage of Fund)                                      6%

Five Largest Sector Weightings                                        % of Fund
--------------------------------------------------------------------------------
Banking                                                                   5.9
Electronics & Computer                                                    5.8
Energy                                                                    5.7
Retail & Distribution                                                     4.6
Insurance & Financial Services                                            4.5

Ten Largest Stock Holdings                                            % of Fund
--------------------------------------------------------------------------------
General Motors                                                           1.6
International Business Machines                                          1.5
American Express                                                         1.5
Citicorp                                                                 1.5
Digital Equipment                                                        1.3
Union Pacific                                                            1.3
R.R. Donnelley & Sons                                                    1.3
Dayton Hudson                                                            1.2
Dow Chemical                                                             1.2
Motorola                                                                 1.2

Bond Portfolio (38.5% of Fund)
--------------------------------------------------------------------------------
Number of Bonds                                                             121
Average Quality                                                             AA+
Average Maturity                                                     11.7 years
Effective Duration                                                   5.30 years

Moody's/Standard & Poor's Quality Ratings                             % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                      24.7
Aaa/AAA                                                                     1.6
Aa/AA                                                                       1.5
A/A                                                                         6.8
Baa/BBB                                                                     3.8
Ba/BB                                                                       0.1

Sector Breakdown                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         7.7
Federal Agency CMO and REMIC+                                               9.2
Federal Agency Mortgage Pass-Through                                        7.8
Corporate                                                                  12.2
Foreign (U.S. Dollar Denominated)                                           1.6



                    +Collateralized Mortgage Obligation and
                    Real Estate Mortgage Investment Conduit



* All U.S. Dollar Denominated.
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


           Portfolio of Investments                                 June 30, 1997
           ----------------------------------------------------------------------
                  SHARES                                             MARKET VALUE
COMMON     CONSUMER: 15.7%
STOCKS:    RETAIL AND DISTRIBUTION: 4.6%
57.4%
                 1,092,300   Dayton Hudson Corp. ....................$ 58,096,706
                 4,007,000   Kmart Corp.+ ...........................  49,085,750
                   945,000   Nordstrom, Inc. ........................  46,364,062
                 1,080,000   Dillard's, Inc. Class A ................  37,395,000
                   585,000   Genuine Parts Co. ......................  19,816,875
                   303,000   Fleming Cos., Inc. .....................   5,454,000
                                                                     ------------
                                                                      216,212,393


           CONSUMER DURABLES: 4.4%
                 1,390,000   General Motors Corp. ...................  77,405,625
                 1,200,000   Ford Motor Co. .........................  45,300,000
                 1,048,700   Masco Corp. ............................  43,783,225
                   786,700   Whirlpool Corp. ........................  42,924,319
                                                                     ------------
                                                                      209,413,169

           CONSUMER PRODUCTS: 4.4%
                   514,000   Sony Corp. ADR .........................  45,232,000
                   166,000   Unilever NV ............................  36,188,000
                   400,200   VF Corp. ...............................  33,916,950
                   659,700   Bausch & Lomb, Inc. ....................  31,088,363
                   144,800   Matsushita Electric, Inc. ADR ..........  29,611,600
                   620,000   James River Corp. of Virginia ..........  22,940,000
                   174,400   Dole Food Co., Inc. ....................   7,455,600
                                                                     ------------
                                                                      206,432,513

           MEDIA, PRINTING AND ENTERTAINMENT: 2.3%
                 1,680,000   R.R. Donnelley & Sons Co. ..............  61,530,000
                   635,650   Dow Jones & Co. ........................  25,545,184
                   418,000   Time Warner, Inc. ......................  20,168,500
                                                                     ------------
                                                                      107,243,684
                                                                     ------------
                                                                      739,301,759


           FINANCE: 10.4%
           BANKING: 5.9%
                   580,000   Citicorp ...............................  69,926,250
                   699,000   Golden West Financial Corp. ............  48,930,000
                   714,000   BankAmerica Corp. ......................  46,097,625
                   410,500   Republic New York  Corp. ...............  44,128,750
                   709,500   Barnett Banks, Inc. ....................  37,248,750
                   618,000   Norwest Corp. ..........................  34,762,500
                                                                     ------------
                                                                      281,093,875

           INSURANCE AND FINANCIAL SERVICES: 4.5%
                   941,000   American Express Co. ...................  70,104,500
                   577,500   The St. Paul Cos., Inc. ................  44,034,375
                   613,000   Chubb Corp. ............................  40,994,375
                   155,000   General Re Corp. .......................  28,210,000
                   276,600   Loews Corp. ............................  27,694,575
                                                                     ------------
                                                                      211,037,825
                                                                     ------------
                                                                      492,131,700

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


           Portfolio of Investments                        June 30, 1997
           -------------------------------------------------------------
              SHARES                                        MARKET VALUE
  COMMON   BASIC INDUSTRY: 6.2%
  STOCKS   PAPER AND FOREST PRODUCTS: 3.3%
(Continued)  944,000   Weyerhaeuser Co. ................. $   49,088,000
             813,000   Champion International Corp. .....     44,918,250
             823,000   International Paper Co. ..........     39,966,938
             600,000   Boise Cascade Corp. ..............     21,187,500
                                                          --------------
                                                             155,160,688

           CHEMICALS: 1.8%
             633,000   Dow Chemical Co. .................     55,150,125
             505,700   Nalco Chemical Co. ...............     19,532,662
             290,000   Lubrizol Corp. ...................     12,161,875
                                                          --------------
                                                              86,844,662

           METALS AND MINING: 1.1%
             705,000   Aluminum Co. of America ..........     53,139,375
                                                          --------------
                                                             295,144,725

           ELECTRONICS AND COMPUTER: 5.8%
             778,000   International Business
                                  Machines Corp. ........     70,165,875
           1,777,000   Digital Equipment Corp.+ .........     62,972,438
             715,800   Motorola, Inc. ...................     54,400,800
             743,000   Hewlett-Packard Co. ..............     41,608,000
             346,000   Texas Instruments, Inc. ..........     29,085,625
             954,800   Sybase, Inc.+ ....................     14,142,975
                                                          --------------
                                                             272,375,713

           ENERGY: 5.7%
             969,200   Amerada Hess Corp. ...............     53,851,175
           1,750,085   Union Pacific Resources
                       Group, Inc. ......................     43,533,364
             964,200   Phillips Petroleum Co. ...........     42,183,750
             464,500   Western Atlas, Inc.+ .............     34,024,625
             612,000   Royal Dutch Petroleum Co. ........     33,277,500
             426,000   Chevron Corp. ....................     31,497,375
             155,000   Amoco Corp. ......................     13,475,312
             454,100   Occidental Petroleum Corp. .......     11,380,881
              40,000   Mobil Corp. ......................      2,795,000
              40,000   Exxon Corp. ......................      2,460,000
                                                          --------------
                                                             268,478,982

           UTILITIES: 4.2%
           ELECTRIC AND GAS UTILITIES: 3.5%
           1,482,500   Central & South West Corp. .......     31,503,125
             876,000   Texas Utilities Co. ..............     30,167,250
           1,280,100   TransCanada PipeLines Ltd. .......     25,762,012
           1,010,000   Edison International. ............     25,123,750
             532,800   FPL Group, Inc. ..................     24,542,100
             702,400   Pacific Enterprises. .............     23,618,200
             116,400   Wisconsin Energy Corp. ...........      2,895,450
                                                          --------------
                                                             163,611,887
           TELEPHONE: 0.7%
           1,223,000   BCE, INC. ........................     34,244,000
                                                          --------------
                                                             197,855,887



                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund

             Portfolio of Investments                              June 30, 1997
             -------------------------------------------------------------------
                 SHARES                                             MARKET VALUE
COMMON       TRANSPORTATION: 3.2%
STOCKS            878,100  Union Pacific Corp. .................. $   61,906,050
(Continued)       920,800  Federal Express Corp.+ ...............     53,176,200
                1,250,000  Canadian Pacific Ltd. ................     35,546,875
                                                                  --------------
                                                                     150,629,125
             CAPITAL EQUIPMENT: 1.9%
                  904,000  Deere & Co. ..........................     49,607,000
                  374,500  Caterpillar, Inc. ....................     40,211,937
                                                                  --------------
                                                                      89,818,937

             HEALTHCARE AND PHARMACEUTICAL: 1.9%
                1,430,200  Pharmacia & Upjohn, Inc. .............     49,699,450
                  235,000  SmithKline Beecham plc ADR. ..........     21,531,875
                  325,000  HealthCare COMPARE Corp.+ ............     17,042,188
                                                                  --------------
                                                                      88,273,513

             DIVERSIFIED TECHNOLOGY: 1.7%
                  575,000  Corning, Inc. ........................     31,984,375
                  376,000  Xerox Corp. ..........................     29,657,000
                  246,500  Raychem Corp. ........................     18,333,438
                                                                  --------------
                                                                      79,974,813

             MISCELLANEOUS: 0.7%
             REAL ESTATE INVESTMENT TRUST: 0.7%
                  769,600  Meditrust.............................     30,687,800
                                                                  --------------
                                 Total Common Stocks
                                 (cost $1,921,541,945)...........  2,704,672,954

PREFERRED    CONSUMER: 0.1%
STOCKS:            61,500  Kmart Financing I, 7 3/4% Trust
0.1%                       Convertible Preferred.................      3,374,813
                                                                  --------------
                                 Total Preferred Stocks (cost
                                 $3,075,000).....................      3,374,813

                PAR VALUE
BONDS:       U.S. TREASURY AND GOVERNMENT AGENCY: 7.7%
38.5%        U.S. TREASURY: 7.2%
             $ 28,500,000  U.S. Treasury Notes, 5 1/4%, 7/31/1998     28,321,875
               77,000,000  U.S. Treasury Notes, 7 1/8%, 10/15/1998    78,131,130
               73,100,000  U.S. Treasury Notes, 5 1/8%, 11/30/1998    72,277,625
               20,000,000  U.S. Treasury Notes, 7 1/8%, 2/29/2000     20,437,400
               13,800,000  U.S. Treasury Notes, 5 5/8%, 11/30/2000    13,517,514
               28,000,000  U.S. Treasury Notes, 6 1/4%, 2/15/2003     27,781,320
               53,000,000  U.S. Treasury Notes, 7 7/8%, 11/15/2004    57,198,660
               20,750,000  U.S. Treasury Bonds, 14%, 11/15/2011,
                           Callable 2006.........................     31,270,872
                8,500,000  U.S. Treasury Bonds, 7 1/2%, 11/15/2016     9,083,015
                                                                  --------------
                                                                     338,019,411

             GOVERNMENT AGENCY: 0.5%
                5,000,000  Arkansas Dev. Fin. Auth. GNMA
                           Guaranteed Bonds 9 3/4%, 11/15/2014...      5,980,550
               17,701,000  Govt. Small Business Admin. 504
                           Series 97-20F, 7.20%, 6/1/2017........     17,899,428
                                                                  --------------
                                                                      23,879,978
                                                                  --------------
                                                                     361,899,389



                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund

             Portfolio of Investments                              June 30, 1997
             -------------------------------------------------------------------
                  PAR VALUE                                         MARKET VALUE
BONDS        FEDERAL AGENCY CMO* AND REMIC**: 9.2%
(Continued)  $ 16,200,000  Federal Home Loan Mtge. Corp., 7%,
                           3/15/2005............................. $   16,301,250
               10,000,000  Federal Home Loan Mtge. Corp., 7%,
                           1/15/2006.............................     10,037,500
               15,000,000  Federal Home Loan Mtge. Corp., 7%,
                           10/15/2006............................     15,135,900
               36,500,000  Federal Home Loan Mtge. Corp., 6 3/4%,
                           11/15/2006............................     36,407,290
               5,934,000   Federal Home Loan Mtge. Corp., 6%,
                           1/15/2007.............................      5,724,411
               21,500,000  Federal Home Loan Mtge. Corp., 6 1/2%,
                           10/15/2007............................     21,143,745
               18,309,000  Federal Home Loan Mtge. Corp., 7%,
                           1/15/2008.............................     18,326,027
               12,850,000  Federal Home Loan Mtge. Corp., 6 1/2%,
                           5/15/2008.............................     12,536,717
               10,000,000  Federal Home Loan Mtge. Corp., 6 1/2%,
                           5/15/2008.............................      9,790,600
               17,774,350  Federal Home Loan Mtge. Corp., 6 1/2%,
                           8/15/2008.............................     17,374,427
               26,000,000  Federal Home Loan Mtge. Corp., 6%,
                           12/15/2008............................     24,732,500
               23,548,818  Federal Home Loan Mtge. Corp., 7%,
                           5/17/2020.............................     23,556,118
               16,507,000  Federal Home Loan Mtge. Corp., 6 1/2%,
                           11/15/2022............................     15,862,072
                8,079,851  Federal Natl. Mtge. Assn., 5%,
                           12/25/2004............................      7,971,258
               48,557,947  Federal Natl. Mtge. Assn., 6%,
                           9/18/2005.............................     48,275,340
                9,754,149  Federal Natl. Mtge. Assn., 5%,
                           1/1/2006..............................      9,235,619
               21,840,000  Federal Natl. Mtge. Assn., 7 1/2%,
                           2/25/2007.............................     22,194,900
               26,674,800  Federal Natl. Mtge. Assn., 6 1/2%,
                           8/25/2008.............................     25,799,333
               15,475,000  Federal Natl. Mtge. Assn., 6%,
                           3/25/2009.............................     14,657,611
                1,204,509  Federal Natl. Mtge. Assn., 6 1/2%,
                           4/1/2009..............................      1,186,550
               11,072,203  Federal Natl. Mtge. Assn., 5.70%,
                           8/25/2016.............................     10,705,381
               13,730,000  Federal Natl. Mtge. Assn., 7%,
                           6/17/2022.............................     13,553,981
               19,500,000  Federal Natl. Mtge. Assn., 6 1/2%,
                           9/25/2023.............................     18,671,250
               13,352,000  Veterans Affairs Vendee Mtge. Trust,
                           6 1/2%, 11/15/2009....................     13,272,689
               20,929,940  Veterans Affairs Vendee Mtge. Trust,
                           6 3/4%, 8/15/2014.....................     20,733,617
                                                                  --------------
                                                                     433,186,086

             FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.8%
                1,488,645  Federal Home Loan Mtge. Corp., 8%,
                           12/1/2002.............................      1,514,920
                1,166,458  Federal Home Loan Mtge. Corp., 6 1/2%,
                           2/1/2006..............................      1,166,458
                  852,491  Federal Home Loan Mtge. Corp., 7 1/2%,
                           7/1/2006..............................        864,102
                  280,138  Federal Home Loan Mtge. Corp., 7%,
                           9/1/2006..............................        280,598
                  581,210  Federal Home Loan Mtge. Corp., 7 1/4%,
                           1/1/2008..............................        581,728
                  307,408  Federal Home Loan Mtge. Corp., 7 1/2%,
                           2/1/2008..............................        311,595
                1,262,354  Federal Home Loan Mtge. Corp., 8%,
                           2/1/2008..............................      1,297,094
                  282,415  Federal Home Loan Mtge. Corp., 7 1/4%,
                           4/1/2008..............................        282,624
               34,357,375  Federal Home Loan Mtge. Corp., 7%,
                           5/1/2008..............................     34,496,866
               54,151,544  Federal Home Loan Mtge. Corp., 7%,
                           12/1/2008.............................     54,371,399
                1,053,386  Federal Home Loan Mtge. Corp., 7 1/2%,
                           2/1/2009..............................      1,075,887
               25,289,726  Federal Home Loan Mtge. Corp., 6%,
                           9/1/2009..............................     24,639,780
                1,290,272  Federal Home Loan Mtge. Corp., 8 3/4%,
                           5/1/2010..............................      1,337,573
               21,431,190  Federal Home Loan Mtge. Corp., 7 1/2%,
                           8/1/2010..............................     21,807,522
                8,394,402  Federal Home Loan Mtge. Corp., 8%,
                           11/1/2010.............................      8,625,416
                  390,337  Federal Home Loan Mtge. Corp., 8 1/4%,
                           4/1/2011..............................        400,736
                  453,944  Federal Home Loan Mtge. Corp., 7 3/4%,
                           1/1/2012..............................        462,165
                1,483,296  Federal Home Loan Mtge. Corp., 8 1/4%,
                           2/1/2017..............................      1,525,970
               11,540,373  Federal Home Loan Mtge. Corp., 8 1/2%,
                           1/1/2023..............................     12,108,275
                  771,822  Federal Natl. Mtge. Assn., 8 1/2%,
                           12/1/2002.............................        789,905
                  912,764  Federal Natl. Mtge. Assn., 6 1/2%,
                           1/1/2004..............................        904,732
                4,300,806  Federal Natl. Mtge. Assn., 7 1/2%,
                           12/1/2006.............................      4,374,134
                6,477,098  Federal Natl. Mtge. Assn., 7 1/2%,
                           9/1/2007..............................      6,563,632

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


                 Portfolio of Investments                                                                    June 30, 1997
                 ---------------------------------------------------------------------------------------------------------
                  PAR VALUE                                                                                   MARKET VALUE
BONDS            FEDERAL AGENCY MORTGAGE PASS-THROUGH (Continued)

(Continued)      $ 11,456,341   Federal Natl. Mtge. Assn., 7%, 12/1/2007 ................................   $   11,476,046
                   27,932,368   Federal Natl. Mtge. Assn., 7%, 12/1/2007 ................................       28,017,841
                   12,169,044   Federal Natl. Mtge. Assn., 6 1/2%, 5/1/2008 .............................       12,011,820
                   24,729,445   Federal Natl. Mtge. Assn., 8%, 6/1/2008 .................................       25,433,492
                   34,585,550   Federal Natl. Mtge. Assn., 6 1/2%, 11/1/2008 ............................       34,102,736
                   18,097,217   Federal Natl. Mtge. Assn., 6%, 1/1/2009 .................................       17,605,154
                    7,074,285   Federal Natl. Mtge. Assn., 8%, 1/1/2009 .................................        7,236,427
                    1,822,928   Federal Natl. Mtge. Assn., 7 1/2%, 8/1/2010 .............................        1,846,006
                    4,321,925   Federal Natl. Mtge. Assn., 7 1/2%, 6/1/2011 .............................        4,378,153
                    5,828,505   Federal Natl. Mtge. Assn., 7 1/2%, 7/1/2019 .............................        5,910,453
                   21,983,325   Govt. Natl. Mtge. Assn., 7 1/2%, 7/15/2007 ..............................       22,254,379
                    7,651,770   Veterans Affairs Vendee Mtge. Trust, 7.20806%, 2/15/2025 ................        7,536,993
                   10,577,508   Veterans Affairs Vendee Mtge. Trust, 8.7925%, 6/15/2025 .................       11,314,549
                                                                                                            --------------
                                                                                                               368,907,160

                  CORPORATE: 12.2%
                  INDUSTRIAL: 6.2%
                    7,500,000   Dayton Hudson Corp. Debentures 9 7/8%, 7/1/2020 .........................        9,173,550
                    8,450,000   Dayton Hudson Corp. Debentures 9.70%, 6/15/2021 .........................       10,192,474
                   12,750,000   Dayton Hudson Corp. Debentures 9%, 10/1/2021 ............................       14,529,645
                    9,000,000   Dayton Hudson Corp. Debentures 8.80%, 5/15/2022 .........................       10,048,320
                   16,800,000   Dayton Hudson Corp. MTN 9.35%, 6/16/2020 ................................       19,547,472
                   15,000,000   Ford Holdings, Inc. Debentures 9 3/8%, 3/1/2020 .........................       17,828,400
                   13,500,000   Ford Motor Co. Debentures 8 7/8%, 1/15/2022 .............................       15,344,640
                   15,000,000   Ford Motor Co. Debentures 9.95%, 2/15/2032 ..............................       19,298,550
                   25,000,000   General Motors Corp. Debentures 7.70%, 4/15/2016 ........................       25,724,250
                   15,000,000   Lockheed Martin Corp. Debentures 7.65%, 5/1/2016 ........................       15,329,100
                   35,500,000   Lockheed Martin Corp. Debentures 7 3/4%, 5/1/2026 .......................       36,365,135
                    5,750,000   May Department Stores Debentures 7 5/8%, 8/15/2013 ......................        5,825,153
                   14,000,000   May Department Stores 8 1/8%, 8/15/2035, Callable 2015 ..................       14,319,900
                   12,500,000   May Department Stores 7 7/8%, 8/15/2036, Callable 2016 ..................       12,615,250
                    6,375,000   Ralston Purina Debentures 7 3/4%, 10/1/2015 .............................        6,462,975
                   28,000,000   Time Warner Entertainment Senior Debentures 8 3/8%, 7/15/2033 ...........       28,591,080
                    3,450,000   Union Camp Corp. Debentures 9 1/4%, 2/1/2011 ............................        4,020,250
                   25,950,000   Walt Disney Co. Debentures 7.55%, 7/15/2093, Callable 2023 ..............       25,845,681
                                                                                                            --------------
                                                                                                               291,061,825

                  FINANCE: 5.4%
                   18,000,000   BankAmerica Capital II, 8%, 12/15/2026, Callable 2006++ .................       18,244,440
                    2,000,000   Barclays No. American Capital Notes 9 3/4%, 5/15/2021, Callable 2001 ....        2,231,460
                    4,400,000   CIGNA Corp. Notes 8.30%, 1/15/2023 ......................................        4,642,440
                    1,800,000   CIGNA Corp. Notes 7.65%, 3/1/2023  ......................................        1,772,136
                   18,000,000   Citicorp Capital Trust I, 7.93%, 2/15/2027, Callable 2007++ .............       18,023,760
                    5,000,000   First Nationwide Bank Subordinated Debentures 10%, 10/1/2006 ............        5,713,900
                   23,000,000   General Electric Capital Debentures 8.85%, 3/1/2007 .....................       25,994,600
                    7,000,000   General Electric Capital Debentures 8 3/4%, 5/21/2007 ...................        7,882,280
                   12,250,000   General Electric Capital Debentures 8 1/2%, 7/24/2008 ...................       13,704,810
                   22,290,000   GMAC Put Notes 8 7/8%, 6/1/2010, Putable 2000/2005 ......................       25,406,811
                    5,000,000   Golden West Financial Subordinated Notes 7 7/8%, 1/15/2002 ..............        5,179,400
                   10,000,000   Golden West Financial Subordinated Notes 6.70%, 7/1/2002 ................        9,904,200
                    3,000,000   Golden West Financial Subordinated Notes 7 1/4%, 8/15/2002 ..............        3,049,920
                   24,100,000   Golden West Financial Subordinated Notes 6%, 10/1/2003 ..................       22,910,424

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund

                      Portfolio of Investments                                                               June 30, 1997
                      ----------------------------------------------------------------------------------------------------
BONDS                     PAR VALUE                                                                           MARKET VALUE
(Continued)            FINANCE (Continued)
                       $    6,215,000   Hartford Financial Services Group Notes 8.30%, 12/1/2001 .......    $    6,532,214
                           11,000,000   Hartford Financial Services Group Notes 6 3/8%, 11/1/2002 ......        10,765,590
                           20,900,000   J.P. Morgan Capital Trust I, 7.54%, 1/15/2027, Callable 2007++ .        19,996,493
                           14,400,000   Norwest Corp. MTN 6.20%, 12/1/2005 .............................        13,670,208
                           10,000,000   Norwest Corp. MTN 6 7/8%, 8/8/2006 .............................         9,898,500
                           19,000,000   Norwest Corp. MTN 6 3/4%, 10/1/2006 ............................        18,609,360
                            4,000,000   Norwest Corp. MTN 6.55%, 12/1/2006  ............................         3,864,720
                            5,500,000   Norwest Corp. Subordinated Debentures 6.65%, 10/15/2023 ........         4,891,370
                                                                                                            --------------
                                                                                                               252,889,036

                       TRANSPORTATION: 0.6%
                            8,146,738   Consolidated Rail Corp. 95-A Pass Through Trust 6.76%, 5/25/2015         7,977,041
                            5,000,000   Consolidated Rail Corp. Debentures 9 3/4%, 6/15/2020 ...........         6,122,950
                           14,250,000   Norfolk Southern Bonds 7.70%, 5/15/2017 ........................        14,571,765
                                                                                                            --------------
                                                                                                                28,671,756
                       UTILITIES: 0.0%
                              750,000   Idaho Power Co. 1st Mtge. Bonds 9 1/2%, 1/1/2021, Callable 2001.           823,163
                                                                                                            --------------
                                                                                                               573,445,780

                       FOREIGN (U.S. DOLLAR DENOMINATED): 1.6%
                       CANADIAN CORPORATE: 1.1%
                            8,750,000   Canadian Pacific Ltd. Debentures 9.45%, 8/1/2021 ...............        10,311,700
                            7,550,000   Hydro-Quebec Debentures 7 1/2%, 4/1/2016 .......................         7,481,220
                           30,000,000   Hydro-Quebec Debentures 8.40%, 1/15/2022 .......................        32,459,400
                                                                                                            --------------
                                                                                                                50,252,320

                       INTERNATIONAL AGENCY: 0.5%
                            7,200,000   European Investment Bank Notes 10 1/8%, 10/1/2000 ..............         7,941,096
                           18,815,000   Inter-American Dev. Bank 7 1/8%, 3/15/2023, Callable 2003 ......        17,933,329
                                                                                                            --------------
                                                                                                                25,874,425
                                                                                                            --------------
                                                                                                                76,126,745
                                                                                                            --------------
                                             Total Bonds (cost $1,798,690,125)                               1,813,565,160
                                                                                                            --------------

SHORT-TERM                  1,400,000   American Express Credit Corp., Commercial Paper 5.50%, 7/1/1997 ...     1,400,000
INVESTMENTS:               77,000,000   American Express Credit Corp., Commercial Paper 6.25%, 7/1/1997 ...    77,000,000
3.4%                        2,036,718   Eli Lilly & Co., Variable Demand Note 5.09% .......................     2,036,718
                           33,892,593   General Mills, Inc., Variable Demand Note 5.24% ...................    33,892,593
                           35,679,850   Pitney Bowes Credit Corp., Variable Demand Note 5.25% .............    35,679,850
                            1,891,038   Portico Institutional Money Market Fund ...........................     1,891,038
                            1,600,000   Sara Lee Corp., Variable Demand Note 5.23% ........................     1,600,000
                            6,046,665   Warner Lambert Co., Variable Demand Note 5.22% ....................     6,046,665
                            1,803,022   Wisconsin Electric Power Corp., Variable Demand Note 5.29% ........     1,803,022
                                                                                                           --------------
                                             Total Short-Term Investments (cost $161,349,886) ..........      161,349,886
                                                                                                            --------------
                       TOTAL INVESTMENTS (cost $3,884,656,956) ...................       99.4%               4,682,962,813
                       OTHER ASSETS LESS LIABILITIES .............................        0.6%                  27,008,191
                                                                                        -----               --------------
                       TOTAL NET ASSETS ..........................................      100.0%              $4,709,971,004
                                                                                        ======              ==============

 +   Non-income producing
 ++  Cumulative Preferred Securities
 *   CMO: Collateralized Mortgage Obligation
 **  REMIC: Real Estate Mortgage Investment Conduit


                See accompanying Notes to Financial Statements
===============================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


                            Statement of Assets and Liabilities                                        June 30, 1997
--------------------------------------------------------------------------------------------------------------------
                            ASSETS:
                            Investments, at market value (identified cost $3,884,656,956)............ $4,682,962,813
                            Cash.....................................................................     16,225,750
                            Dividends and interest receivable........................................     27,880,010
                            Receivable for investments sold..........................................      2,445,369
                            Prepaid expenses.........................................................        269,447
                                                                                                      --------------
                                                                                                       4,729,783,389
                                                                                                      --------------
                            LIABILITIES:
                            Payable for investments purchased........................................     12,387,398
                            Payable for Fund shares redeemed.........................................      5,269,795
                            Management fees payable..................................................      1,885,168
                            Accounts payable.........................................................        270,024
                                                                                                      --------------
Net asset value                                                                                           19,812,385
per share $65.78                                                                                      --------------
                                 NET ASSETS.......................................................... $4,709,971,004
Beneficial                                                                                            ==============
shares outstanding          NET ASSETS CONSIST OF:
71,601,926                  Paid in capital.......................................................... $3,800,796,914
(par value $1.00 each,      Accumulated undistributed net investment income..........................      1,766,263
unlimited shares            Accumulated undistributed net realized gain on investments...............    109,101,970
authorized)                 Net unrealized appreciation on investments...............................    798,305,857
                                                                                                      --------------
                                                                                                      $4,709,971,004
                                                                                                      ==============

                            Statement of Operations                                   Six Months Ended June 30, 1997
                            ----------------------------------------------------------------------------------------
                            INVESTMENT INCOME:
                            Dividends................................................................ $   22,257,224
                            Interest.................................................................     60,551,787
                                                                                                      --------------
                                                                                                          82,809,011
                                                                                                      --------------
                            EXPENSES:
                            Management fees (Note 2) ................................................     10,264,929
                            Custodian fees ..........................................................        186,871
                            Transfer agent fees .....................................................        407,288
                            Accounting and audit fees................................................         87,610
                            Legal fees ..............................................................          1,462
                            Shareholder reports .....................................................        122,550
                            S.E.C. and state registration fees ......................................        301,553
                            Trustees' fees...........................................................          7,000
                            Miscellaneous............................................................         46,792
                                                                                                      --------------
                                                                                                          11,426,055
                                                                                                      --------------
                            NET INVESTMENT INCOME....................................................     71,382,956
                                                                                                      --------------

                            REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
                              Net realized gain on investments ......................................    109,101,970
                              Change in unrealized appreciation of investments ......................    308,368,285
                                                                                                      --------------
                                 Net realized and unrealized gain on investments ....................    417,470,255
                                                                                                      --------------
                            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................... $  488,853,211
                                                                                                      ==============

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund



             Statement of Changes in Net Assets    Six Months Ended June 30,
             -------------------------------------------------------------------
                                                   1997               1996
             OPERATIONS:
             Net investment income........   $   71,382,956     $   41,108,223
             Net realized gain............      109,101,970         12,264,238
             Net change in unrealized
              appreciation................      308,368,285         60,483,633
                                             --------------     --------------
             Net increase in net assets
              from operations.............      488,853,211        113,856,094
                                             --------------     --------------
             DISTRIBUTIONS TO
              SHAREHOLDERS FROM:
             Net investment income........      (70,206,661)       (40,899,268)
             Net realized gain............      (14,501,695)        (4,000,715)
                                             --------------     --------------
             Total distributions..........      (84,708,356)       (44,899,983)
                                             --------------     --------------

             BENEFICIAL SHARE TRANSACTIONS:
             Amounts received from sale
              of shares...................      951,280,707        835,067,939
             Net asset value of shares
              issued in reinvestment of
              distributions...............       81,739,496         42,964,808
             Amounts paid for shares
              redeemed....................     (357,020,943)      (168,139,344)
                                             --------------     --------------
             Net increase from beneficial
              share transactions..........      675,999,260        709,893,403
                                             --------------     --------------
             Total increase in net assets.    1,080,144,115        778,849,514

             NET ASSETS:
             Beginning of period..........    3,629,826,889      1,800,300,864
                                             --------------     --------------
             End of period (including
             undistributed net investment
             income of $1,766,263 and
             $836,990, respectively)......   $4,709,971,004     $2,579,150,378
                                             ==============     ==============

             Shares sold..................       15,379,771         14,975,249
             Shares issued in reinvestment
              of distributions............        1,307,411            767,928
             Shares redeemed..............       (5,766,787)        (2,998,989)
                                             --------------     --------------
             Net increase in shares
              outstanding.................       10,920,395         12,744,188
                                             ==============     ==============

                See accompanying Notes to Financial Statements
================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


   Notes to Financial Statements
   -----------------------------------------------------------------------------

1 The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Fund consistently follows accounting policies which are in conformity with generally accepted accounting principles for investment companies. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements.
   (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) No provision for Federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

2 Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. All officers and three of the trustees of the Fund are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Fund does not pay any other remuneration to its officers or trustees.

3 For the six months ended June 30, 1997, purchases and sales of securities, other than short-term securities, aggregated $1,341,429,343 and $529,309,309, respectively, of which U.S. government obligations aggregated $576,237,557 and $278,761,385, respectively. At June 30, 1997, the cost of investments for Federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $798,305,857, of which $814,168,271 represented appreciated securities and $15,862,414 represented depreciated securities.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

================================================================================

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund

       Financial Highlights
       -------------------------------------------------------------------------


       SELECTED DATA AND RATIOS (for a share outstanding throughout each period)

                                                                     Six Months Ended
                                                                             June 30,                      Year Ended December 31,
                                                                     ----------------   -------------------------------------------
                                                                                 1997     1996     1995     1994     1993     1992
       Net asset value, beginning of period........................           $ 59.82   $54.60   $45.21   $46.40   $42.44   $40.09
       Income from investment operations:
       Net investment income.......................................              1.05     1.98     1.90     1.76     1.66     1.72
       Net realized and unrealized gain (loss).....................              6.17     5.92    10.58     (.83)    5.03     2.43
                                                                              -------   ------   ------   ------   ------   ------
       Total from investment operations............................              7.22     7.90    12.48      .93     6.69     4.15
                                                                              -------   ------   ------   ------   ------   ------
       Distributions to shareholders from:
       Net investment income.......................................             (1.04)   (1.99)   (1.90)   (1.76)   (1.66)   (1.72)
       Net realized gain...........................................              (.22)    (.69)   (1.19)    (.36)   (1.07)    (.08)
                                                                              -------   ------   ------   ------   ------   ------
       Total distributions.........................................             (1.26)   (2.68)   (3.09)   (2.12)   (2.73)   (1.80)
                                                                              -------   ------   ------   ------   ------   ------
       Net asset value, end of period..............................           $ 65.78   $59.82   $54.60   $45.21   $46.40   $42.44
                                                                              =======   ======   ======   ======   ======   ======

       Total return................................................             12.20%   14.75%   28.02%    1.99%   15.95%   10.56%

       Ratios/supplemental data
       Net assets, end of period (millions)........................           $ 4,710   $3,630   $1,800   $  725   $  487   $  269
       Ratio of expenses to average net assets.....................               .56%*    .56%     .57%     .58%      60%     .63%
       Ratio of net investment income to average net assets........              3.47%*   3.60%    3.85%    3.94%    3.67%    4.27%
       Portfolio turnover rate.....................................                14%      17%      20%      20%      15%       6%
       Average commission rate paid **.............................           $ .0494   $.0500

        *  Annualized
       ** Represents average commission rate paid per share on securities transactions for which commissions were charged. Disclosure is required by the S.E.C. beginning in 1996.

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                                      14

                              D O D G E  &  C O X
================================================================================
                                 Balanced Fund


                  General Information
                  --------------------------------------------------------------

Investment        Since 1930, Dodge & Cox has been providing professional
Manager           investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                  Dodge & Cox manages the Dodge & Cox Balanced Fund, the Dodge &
                  Cox Stock Fund and the Dodge & Cox Income Fund.

No-Load Fund      Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic         Shareholders may make regular monthly or quarterly
Investment Plan   investments of $100 or more through automatic deductions from their bank accounts.

Withdrawal Plan   Shareholders owning $10,000 or more of the Fund's shares may elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment      Shareholders may direct that dividend and capital gains
Plan              distributions be reinvested in additional Fund shares.

                  The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has an Individual Retirement Plan (IRA) available for shareholders of the Fund.

Shareholder       Fund literature and details on all of these Plans are
Inquiries         available from the Fund upon request.

                  Dodge & Cox Balanced Fund
                  c/o Firstar Trust Company
                  P.O. Box 701
                  Milwaukee, Wisconsin 53201-0701
                  (800) 621-3979

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